UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 19, 2007
Crowley Maritime Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49717 (Commission File Number)	94-3148464 (IRS Employer Identification No.)

9487 Regency Square Boulevard Jacksonville, Florida (Address of principal executive offices)	32225 (Zip Code)
(904) 727-2200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.
     On March 19, 2007, a Stipulation and Agreement of Compromise, Settlement and Release was executed in connection with Franklin Balance Sheet Investment Fund v. Crowley, a purported class action and derivative complaint filed against Crowley Maritime Corporation (the “Company”) and certain of its directors on November 3, 2004 in the Court of Chancery in the State of Delaware. In connection with that settlement, Crowley Newco Corporation, a company formed by Thomas B. Crowley, Jr., the Company’s Chairman and President, announced a tender offer for all shares of Company common stock held by unaffiliated stockholders.
     The complete terms and conditions of the tender offer are set forth in an Offer to Purchase, a letter of transmittal and other related materials which are being filed with the Securities and Exchange Commission (the “SEC”) and distributed to Crowley stockholders. Crowley will file a solicitation/recommendation statement relating to the tender offer with the SEC and the position expressed in such statement is being distributed to Crowley stockholders in the tender offer documents. Crowley stockholders and other interested parties are urged to read the Offer to Purchase and related materials, and the solicitation/recommendation statement because they will contain important information. Investors will be able to receive such documents free of charge at the SEC’s web site, www.sec.gov, or by contacting the Information Agent for the transaction, D.F. King & Co., Inc. Banks and brokers can call collect: (212) 269-5500; all others can call toll free: (800) 487-4870. This Form 8-K is not an offer to purchase, a solicitation of an offer to purchase or an offer to sell securities. Such an offer or solicitation is only made pursuant to the Offer to Purchase filed with the SEC.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Stipulation and Agreement of Compromise, Settlement and Release dated March 19, 2007, Franklin Balance Sheet Investment Fund v. Crowley, Civil Action No. 888-N.

99.2	Amendment No. 8 to the Crowley Maritime Corporation Retirement Stock Plan effective as of March 16, 2007.

99.3	Amendment No. 3 to the Crowley Maritime Corporation Stock Savings Plan effective as of March 16, 2007.

99.4	Crowley Maritime Corporation Employee Stock Ownership Plan, Amendment No. 3 to the 2005 Plan effective as of March 16, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWLEY MARITIME CORPORATION
Dated: March 19, 2007	/s/ John C. Calvin
John C. Calvin
Senior Vice President and Controller

EXHIBIT INDEX

No.	Description
99.1	Stipulation and Agreement of Compromise, Settlement and Release dated March 19, 2007, Franklin Balance Sheet Investment Fund v. Crowley, Civil Action No. 888-N.

99.2	Amendment No. 8 to the Crowley Maritime Corporation Retirement Stock Plan effective as of March 16, 2007.

99.3	Amendment No. 3 to the Crowley Maritime Corporation Stock Savings Plan effective as of March 16, 2007.

99.4	Crowley Maritime Corporation Employee Stock Ownership Plan, Amendment No. 3 to the 2005 Plan effective as of March 16, 2007.

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